Estimated Accrual of Product Returns and Recall-Related Costs (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended	9 Months Ended
	Dec. 31, 2012	Dec. 31, 2012
Subsequent Event [Line Items]
Reduction of net sales	$ 1,570	$ 1,570
Incremental cost of sales	690	690
Total reduction to income before income taxes		2,260
Impact on net income		$ 1,346
Impact on net income per diluted share		$ 0.08